Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Top Flight Game Birds, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, Rhonda Heskett, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

                                                /s/Rhonda Heskett
                                               Rhona Heskett
                                               President, Chief Executive Officer, Cheif Financial Officer

Dated: September 2, 2008